----------
CLOSED END
----------

ACM Municipal
Securities Income
Fund

                               [GRAPHIC OMITTED]

Semi-Annual Report
April 30, 2001

                                            ALLIANCE CAPITAL [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 25, 2001

Dear Shareholder:

This shareholder report reviews municipal market activity and investment results for ACM Municipal Securities Income Fund's semi-annual reporting period ended April 30, 2001.

Investment Objective and Policies

ACM Municipal Securities Income Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities.

Investment Results

The Fund's Class A share total returns at net asset value (NAV) for the six- and 12-month periods ended April 30, 2001 are shown below along with the Fund's benchmark, the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

   INVESTMENT RESULTS*
   Periods Ended April 30, 2001

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
ACM Municipal Securities Income Fund                           4.94%     14.36%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                           4.39%     10.37%
--------------------------------------------------------------------------------
The Fund's Market Price Per Share on April 30, 2001 was $12.95.

* The Fund's investment results represent total returns for the periods shown and are based on the Fund's net asset value (NAV) as of April 30, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

      Additional investment results appear on pages 5-7.

The Fund significantly outperformed the Lehman Brothers Municipal Bond Index for the 12-month period and outperformed the benchmark as well for the six-month period under review. The economic and financial market conditions during the review period presented a favorable environment for fixed-income investing. Additionally, in the fourth quarter of 2000, credit spreads widened, creating an opportunity to selectively purchase medium- to lower-rated bonds at prices that represent long-term value. This positioned the Fund to deliver strong performance.

Market Overview

During the six-month period under review, municipal bonds delivered strong absolute and relative returns compared to other fixed income sectors. The


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Lehman Brothers Municipal Bond Index outperformed both the Lehman U.S. Government and U.S. Corporate Indices on an after-tax basis for the period, in part due to a lack of municipal bond issuance during the last calendar quarter of 2000.

Overall demand for municipal bonds remained strong throughout the period, due to continued demand from traditional market participants and new money flowing into municipal bonds from equity investors seeking the relative stability and tax efficiency of municipal bonds as an alternative to cash. This strong demand led to lower rates, which spurred refinancing activity by municipal borrowers. As a result, new issuance was up 43% in the first calendar quarter of this year.

Lower short-term rates in the taxable fixed income markets, aided by the Federal Reserve's rate cuts, also facilitated refinancing activity due to the lower associated costs to issuers of hedging and defeasing outstanding bond issues. The current trend of strong demand for tax-exempt bonds outstripping new issuance is expected to continue for the balance of calendar 2001, but may reverse if the current economic slowdown reduces state and local tax receipts resulting in increased borrowing needs.

During the period, credit spreads widened out dramatically due to concern over a slowing domestic economy. This caused lower-rated bonds to underperform the market. Litigation risk also contributed to spread widening, affecting the outstanding debt of lead paint producers and asbestos producers as well as the tobacco industry. Finally, the California utility crisis caused a "flight to quality" in the California municipal bond market, as investors look for a safe haven in triple-A rated bonds from what is expected to be a difficult period for the state both economically as well as politically. The slowdown in the California economy is expected to also further impact the already slowing U.S. economy because California, on its own, represents the seventh largest economy in the world.

Investment Strategy

Our investment strategy remains focused on maximizing the after-tax total rate of return of the Fund. As noted above, credit spreads began to widen


--------------------------------------------------------------------------------
2 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

during the fourth quarter of 2000, creating an opportunity to selectively purchase medium- to lower-rated bonds at prices that represent excellent long-term value. Over the course of the last six months, we have opportunistically purchased bonds in several sectors, including land secured financings and health care. We expect that our holdings in these sectors of the market will outperform as the related projects develop, the economy strengthens and credit quality improves.

In addition, we took advantage of the higher interest rate environment by repositioning bonds with full coupons (6.00% plus) and 10-year call protection. We generally purchased these bonds in the new issue market so that most bonds were purchased at par value. The benefit of buying a bond with a full coupon is that these positions tend to reduce the Fund's overall price sensitivity, since the price of these bonds will move less for any given change in interest rates over the life of the investment. To reduce re-investment risk, we focused on selling out of existing positions with lower coupons and shorter calls.

Though tax receipts are predicted to be strong for state and local governments for fiscal year 2000-2001, we continued to monitor the ability of issuers to adjust to changing market conditions. Specifically, we analyzed issuers' financial discipline in terms of their plans to increase or reduce spending in accordance with forecasted revenues. Overall, state governments are much more organizationally as well as financially adept than in years past. As a result, we anticipate that most issuers will be prepared to handle any adverse impact arising from an economic downturn.

Outlook

The recent economic and financial market conditions have created a very favorable environment for fixed income investing. The dramatic sell-off in the U.S. equity markets, in particular in the technology sector, has reinforced the importance of diversification for investors. This need for diversification should cause ongoing strong demand for conservative fixed income securities. With long-term municipal bond yields equal to that of long-term U.S. Treasury bonds, municipal bonds represent outstanding value on an after-tax basis. The long-term trend toward lower interest rates, and the lack of supply relative to demand, should cause municipal bonds to continue to outperform other fixed income alternatives. We will view any periods of volatility as an opportunity to reposition the portfolios and to take advantage of mispriced securities in the market.

The Alliance Municipal Income team is proud of the strong performance we have delivered over the past 12 months and our excellent long-term investment


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO] John D. Carifa

[PHOTO] Susan P. Keenan

Portfolio Manager, Susan P. Keenan, also heads the Municipal Bond Department. She has over 20 years of investment experience.

record. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s Susan P. Keenan

Susan P. Keenan
Senior Vice President


--------------------------------------------------------------------------------
4 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
4/30/93* TO 4/30/01

                  ACM Municipal Securities Income Fund (NAV)
                  Lehman Brothers Municipal Bond Index

Lehman Brothers Municipal Bond Index: $16,032
ACM Municipal Securities Income Fund (NAV): $14,852

[The following table was represented by a mountain chart in the printed material.]

                         ACM Municipal                     Lehman Brothers
                  Securities Income Fund (NAV)             Muni Bond Index
-------------------------------------------------------------------------------
     4/30/93                 $10,000                           $10,000
     4/30/94                 $ 9,622                           $10,216
     4/30/95                 $ 9,734                           $10,895
     4/30/96                 $10,810                           $11,761
     4/30/97                 $11,999                           $12,542
     4/30/98                 $13,644                           $13,708
     4/30/99                 $14,443                           $14,660
     4/30/00                 $12,987                           $14,526
     4/30/01                 $14,852                           $16,032


This chart illustrates the total value of an assumed $10,000 investment in ACM Municipal Securities Income Fund at net asset value (NAV) (from 4/30/93 to 4/30/01) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

When comparing ACM Municipal Securities Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

* Closest month-end after Fund's inception date of 4/29/93.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                   ACM Municipal Securities Income Fund (NAV)
                   Lehman Brothers Municipal Bond Index

                               [BAR GRAPH OMITTED]

                  ACM Municipal Securities Income Fund (NAV)--
                            Yearly Periods Ended 4/30
-------------------------------------------------------------------------------
                             ACM Municipal                  Lehman Brothers
                           Securities Income                Municipal Bond
                               Fund (NAV)                        Index
-------------------------------------------------------------------------------
       4/30/94*                   -3.79%                         2.16%
       4/30/95                     1.17%                         6.65%
       4/30/96                    11.06%                         7.95%
       4/30/97                    10.99%                         6.63%
       4/30/98                    13.71%                         9.30%
       4/30/99                     5.85%                         6.95%
       4/30/00                   -10.09%                        -0.92%
       4/30/01                    14.36%                        10.37%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including ACM Municipal Securities Income Fund.

* The Fund's return for the period ended 4/30/94 is from the Fund's inception date of 4/29/93 through 4/30/94. The benchmark's return for the period ended 4/30/94 is from 4/30/93 through 4/30/94.


--------------------------------------------------------------------------------
6 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

INCEPTION DATE     PORTFOLIO STATISTICS

4/29/93            Net Assets ($mil): $219.2

BOND QUALITY RATING

 9.0% AAA
13.0% AA
44.1% A                               [PIE CHART OMITTED]
33.9% BBB

HOLDINGS BY STATE

16.1% New York
11.3% Indiana
 7.3% Florida
 7.1% Ohio
 6.9% District of Columbia
 6.6% Texas
 6.2% Colorado
 4.9% Minnesota
 4.9% Tennessee                       [PIE CHART OMITTED]
 4.9% Michigan
 4.4% Massachusetts
 4.1% Washington
 3.5% Pennsylvania
 3.4% Arizona
 3.3% Rhode Island
 3.3% West Virginia
 1.7% Illinois
 0.1% Louisiana

All data as of April 30, 2001. The Fund's quality rating and state holdings are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2001 (unaudited)
                                      Standard        Principal
                                      & Poor's           Amount
                                        Rating            (000)           Value
-------------------------------------------------------------------------------

Long Term Municipal Bonds - 101.8%
Arizona - 3.4%
Maricopa County Indl Dev Rev
  Citizens Utilities Co
  AMT Ser 95
  6.20%, 5/01/30 .....................     BBB          $ 8,550     $ 7,547,598
                                                                    -----------
Colorado - 6.3%
Denver City & County
  Spl Facs Arpt Rev
  (United Airlines) AMT Ser 92A
  6.875%, 10/01/32(a) ................    Baa3           13,275      13,014,545
E-470 Pub Hwy Auth
  Colorado Rev Ser 00B
  Zero coupon, 9/01/35 ...............    BBB-           10,000         782,400
                                                                    -----------
                                                                     13,796,945
                                                                    -----------
District of Columbia - 7.0%
District of Columbia
  Tobacco Settlement Corp Ser 01
  6.75%, 5/15/40 .....................       A           15,000      15,374,700
                                                                    -----------

Florida - 7.4%
Collier County Rev Hlth Fac
  (The Moorings Proj) Ser 94
  7.00%, 12/01/19 ....................      A-            2,000       2,063,900
Lee County Comnty Fac Dist
  (Herons Glen) Ser 99
  6.00%, 5/01/29 .....................      NR            2,470       2,329,852
Lee County Indl Dev Auth
  (Shell Point Village Proj)
  Health Care Facs Rev Ser 99A
  5.50%, 11/15/29 ....................    BBB-           10,170       8,414,963
Orlando FL Utilities
  Water & Elec Rev Ser 93
  7.18%, 10/06/17(a)(b) ..............     Aa2            3,315       3,420,616
                                                                    -----------
                                                                     16,229,331
                                                                    -----------
Illinois - 1.8%
Chicago O'Hare Arpt Spl Fac
  Rev (American Airlines) Ser 94
  8.20%, 12/01/24 ....................    BBB-            3,500       3,868,970
                                                                    -----------


--------------------------------------------------------------------------------
8 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                      Standard        Principal
                                      & Poor's           Amount
                                        Rating            (000)           Value
-------------------------------------------------------------------------------

Indiana - 11.6%
Indianapolis Arpt Auth Rev
  (United Airlines) AMT Ser 95A
  6.50%, 11/15/31(a) ...............      Baa3          $19,020     $17,963,628
Warrick Cnty Ind Rev
  Southern Ind Gas & Electric
  AMT Ser 93B
  6.00%, 5/01/23 ...................         A            7,290       7,390,456
                                                                    -----------
                                                                     25,354,084
                                                                    -----------
Louisiana - 0.1%
Calcasieu Parish
  SFMR (Mortgage Rev)
  AMT GNMA/FNMA Ser 97A
  6.40%, 4/01/32(a) ................       Aaa              320         330,384
                                                                    -----------

Massachusetts - 4.5%
Mass Dev Fin Agy
  College & Univ Rev
  (Regis College) Ser 98
  5.50%, 10/01/28 ..................      BBB-            5,865       4,993,168
Mass Health & Ed Fac
  Auth Hosp Rev
  (New England Med Ctr)
  MBIA Ser 94
  6.18%, 7/01/18(b) ................       AAA            5,000       4,832,650
                                                                    -----------
                                                                      9,825,818
                                                                    -----------
Michigan - 5.0%
Saginaw Mich Hosp Fin Auth
  (Covenant Med Ctr) Ser 00F
  6.50%, 7/01/30 ...................         A           10,600      10,892,242
                                                                    -----------

Minnesota - 5.0%
Bass Brook Pollution Ctl Rev
  (Minnesota Pwr & Light Co) Ser 92
  6.00%, 7/01/22 ...................         A            2,250       2,308,253
Golden Valley
  (Covenant Retirement Cmntys)
  Ser 99A
  5.50%, 12/01/29 ..................        A-            3,750       3,417,600
Minnesota Agric & Econ Dev
  Hosp Rev
  (Fairview Health) Ser 00A
  6.375%, 11/15/29 .................         A            5,000       5,184,700
                                                                    -----------
                                                                     10,910,553
                                                                    -----------


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                           Standard     Principal
                                           & Poor's        Amount
                                             Rating         (000)         Value
-------------------------------------------------------------------------------

New York - 16.4%
Chautauqua NY Rev
  Securitization Tobacco Settlement
  Corp Ser 00
  6.75%, 7/01/40(a) ......................       A+       $ 9,125   $ 9,368,638
Nassau County
  Tobacco Settlement Corp Ser 99
  6.60%, 7/15/39 .........................       A-         6,445     6,622,946
New York City
  Indl Dev Agy Rev
  Terminal One Group
  AMT Ser 94
  6.125%, 1/01/24 ........................       A-        10,600    10,920,862
New York City
  Indl Dev Agy Rev
  British Airways Plc Ser 98
  5.25%, 12/01/32(a) .....................       A3        10,210     9,115,692
                                                                    -----------
                                                                     36,028,138
                                                                    -----------
Ohio - 7.2%
Cuyahoga County
  Hosp Facs Rev Ser 00
  7.50%, 1/01/30 .........................      BBB         4,250     4,487,745
Ohio Hsg Fin Agy Mtg Rev
  (Residential Mortgage)
  Ser 97 AMT GNMA
  6.15%, 3/01/29(a) ......................      Aaa         6,925     7,078,043
Ohio State Wtr Dev Auth
  Solid Waste Disposal (North Star)
  Ser 95 AMT
  6.45%, 9/01/20 .........................       A-         4,075     4,193,664
                                                                    -----------
                                                                     15,759,452
                                                                    -----------
Pennsylvania - 3.5%
Pennsylvania Hsg Fin Agy
  SFMR (Mortgage Rev)
  AMT Ser 68A
  6.15%, 10/01/30 ........................      AA+         7,000     7,174,860
Pittsburgh PA Urban Redev Auth
  SFMR (Mortgage Rev)
  AMT Ser 95A
  7.15%, 10/01/27 ........................      AAA           520       545,142
                                                                    -----------
                                                                      7,720,002
                                                                    -----------
Rhode Island - 3.4%
Rhode Island Hsg & Mtg
  Fin Corp SFMR (Homeowner Mtg)
  AMT Ser 91-8
  10.11%, 4/01/24(b) .....................      AA+         7,000     7,448,910
                                                                    -----------


--------------------------------------------------------------------------------
10 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                           Standard     Principal
                                           & Poor's        Amount
                                             Rating         (000)         Value
-------------------------------------------------------------------------------

Tennessee - 5.0%
Educational Funding of South
  Tenn Educ Loan Rev
  Ser 97B AMT
  6.20%, 12/01/21(a) .....................      Aa2       $10,600  $ 10,906,764
                                                                   ------------
Texas - 6.7%
Alliance Arpt Auth
  Spl Facs Rev (American Airlines)
  AMT Ser 90
  7.50%, 12/01/29 ........................     BBB-         9,390     9,596,580
Lower Colorado Riv Auth
  Texas Pollution Ctl Rev
  (Samsung Austin Semiconductor)
  AMT Ser 00
  6.95%, 4/01/30 .........................     BBB-         5,000     5,133,450
                                                                   ------------
                                                                     14,730,030
                                                                   ------------
Washington - 4.2%
Pilchuck Dev Pub Corp
  Spec Fac (BF Goodrich)
  AMT Ser 93
  6.00%, 8/01/23 .........................       A-         9,500     9,149,355
                                                                   ------------

West Virginia - 3.3%
West Virginia Pkwys Econ
  Dev & Tourism Auth
  FGIC Ser 93
  7.78%, 5/16/19(b) ......................      AAA         7,100     7,319,319
                                                                   ------------

Total investments - 101.8%
  (Cost $214,685,507) ....................                          223,192,595
Other assets less liabilities - (1.8%) ...                           (3,985,736)
                                                                   ------------

Net Assets - 100% ........................                         $219,206,859
                                                                   ============

(a)   Moody's or Fitch Rating.

(b) Inverse Floater Security - Security with variable or floating interest rate that moves in opposite direction of short-term interest rates. Glossary of Terms:

      AMT - Alternative Minimum Tax

      FGIC - Financial Guaranty Insurance Company

      FNMA - Federal National Mortgage Association

      GNMA - Government National Mortgage Association

      MBIA - Municipal Bond Investors Assurance

      SFMR - Single Family Mortgage Revenue

      See notes to financial statements.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2001 (unaudited)

Assets
Investments in securities, at value (cost $214,685,507) ......................   $ 223,192,595
Interest receivable ..........................................................       4,192,059
Other assets .................................................................          11,929
                                                                                 -------------
Total assets .................................................................     227,396,583
                                                                                 -------------
Liabilities
Due to custodian .............................................................          16,302
Payable for investment securities purchased ..................................       8,008,785
Advisory fee payable .........................................................          84,699
Administrative fee payable ...................................................          25,410
Accrued expenses and other liabilities .......................................          54,528
                                                                                 -------------
Total liabilities ............................................................       8,189,724
                                                                                 -------------
Net assets ...................................................................   $ 219,206,859
                                                                                 =============
Composition of Net Assets
Preferred Stock:
  $.01 par value per share; 3,600 shares Preferred Stock
  authorized, issued and outstanding at $25,000 per share
  liquidation preference .....................................................   $  90,000,000
Common Stock:
  $.01 par value per share; 100,000,000 shares authorized,
  10,892,232 shares issued and outstanding ...................................         108,922
Additional paid-in capital ...................................................     147,913,397
Distributions in excess of net investment income .............................        (280,826)
Accumulated net realized loss on investments .................................     (27,041,722)
Net unrealized appreciation on investments ...................................       8,507,088
                                                                                 -------------
                                                                                 $ 219,206,859
                                                                                 =============
Net Asset Value Per Share of Common Stock --
  $129,206,859 ($219,206,859 less Preferred Stock at
  liquidation value of $90,000,000) divided by 10,892,232
  shares of Common Stock outstanding .........................................          $11.86
                                                                                        ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (unaudited)

Investment Income
Interest ..............................................              $7,223,123
Expenses
Advisory fee ..........................................   $543,252
Administrative fee ....................................    162,976
Auction Agent fee .....................................    111,702
Custodian .............................................     49,651
Audit and legal .......................................     33,505
Directors' fees .......................................     17,900
Printing ..............................................     16,162
Transfer agency .......................................     14,832
Miscellaneous .........................................     27,965
                                                          --------
Total expenses ........................................                 977,945
                                                                     ----------
Net investment income .................................               6,245,178
                                                                     ----------
Realized and Unrealized Gain (Loss) on
  Investments
Net realized gain on investment transactions ..........               4,096,481
Net change in unrealized appreciation/depreciation
  on investments ......................................              (2,154,540)
                                                                     ----------
Net gain on investments ...............................               1,941,941
                                                                     ----------
Net Increase in Net Assets from Operations ............              $8,187,119
                                                                     ==========

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS
                                                  Six Months
                                                    Ended         Year Ended
                                                April 30, 2001    October 31,
                                                 (unaudited)         2000
                                                ==============   =============
Increase (Decrease) in Net Assets from
Operations
Net investment income .......................   $   6,245,178    $  12,156,072
Net realized gain (loss) on investment
  transactions ..............................       4,096,481       (9,889,773)
Net change in unrealized
  appreciation/depreciation on
  investments ...............................      (2,154,540)      11,654,720
                                                -------------    -------------
Net increase in net assets from operations ..       8,187,119       13,921,019
Dividends and Distributions to
Shareholders From:
Net investment income
  Common Stock ..............................      (4,448,689)      (8,445,094)
  Preferred Stock ...........................      (1,796,489)      (3,710,978)
Distributions in excess of net investment
  income
  Common Stock ..............................        (280,826)        (974,350)
Capital Stock Transactions
Reinvestment of dividends resulting in the
  issuance of Common Stock ..................         403,971          501,540
                                                -------------    -------------
Total increase ..............................       2,065,086        1,292,137
Net Assets
Beginning of period .........................     217,141,773      215,849,636
                                                -------------    -------------
End of period ...............................   $ 219,206,859    $ 217,141,773
                                                =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)

NOTE A

Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are re-


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

classified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. Effective March 1, 2001, AFS changed its name to Alliance Global Investor Services, Inc. ("AGIS"). During the six months ended April 30, 2001, there was no reimbursement paid to AGIS.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund. The Administrator has engaged Prudential Investments Fund Management LLC (the "Sub-Administrator") to act as Sub-Administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $104,956,113 and $97,091,831, respectively, for the six months ended April 30, 2001. There were no purchases or sales of U.S. government and government agency obligations for the six months ended April 30, 2001.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes.

NOTE D
Taxes

For Federal income tax purposes at October 31, 2000, the Fund had a capital loss carry forward of $30,668,943; of which $2,800,708 expires in 2002, $11,097,771 expires in 2003, $6,475,518 expires in 2007 and $10,294,946 expires in the year 2008.

NOTE E
Capital Stock
Common Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. At April 30, 2001, 10,892,232 shares were outstanding. During the six months ended April 30, 2001, and the year ended October 31, 2000, the Fund issued 33,051 and 44,175 shares, respectively, in connection with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
16 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C, with a liquidation value of $25,000 per share. The dividend rate on Series A was 3.55%, effective through May 3, 2001. The dividend rate on Series B was 3.34%, effective through May 1, 2001. The dividend rate on Series C was 3.55%, effective through May 4, 2001.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                              Six Months
                                                   Ended
                                               April 30,                        Year Ended October 31,
                                                    2001     -------------------------------------------------------------
                                             (unaudited)        2000         1999         1998         1997         1996
                                            ------------------------------------------------------------------------------
Net asset value,
  beginning of period ...................   $      11.71     $  11.64     $  13.49     $  13.46     $  12.74     $  12.59
                                            ------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ...................            .57         1.12         1.11         1.16         1.20         1.18
Net realized and unrealized
  gain (loss) on investment
  transactions ..........................            .18          .16        (1.82)         .04          .72          .22
                                            ------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...........            .75         1.28         (.71)        1.20         1.92         1.40
                                            ------------------------------------------------------------------------------
Less: Dividends
  and Distributions
Dividends from net investment
  income:
  Paid to Common Stock
    shareholders ........................           (.41)        (.78)        (.84)        (.86)        (.89)        (.85)
  Common Stock equivalent
    of dividends paid to Preferred
    Stock shareholders ..................           (.16)        (.34)        (.27)        (.29)        (.31)        (.33)
Distributions in excess of net
  investment income:
  Paid to Common Stock
    shareholders ........................           (.03)        (.09)        (.03)        (.02)          -0-        (.05)
Common Stock equivalent of
  distributions paid to Preferred
  Stock shareholders ....................             -0-          -0-          -0-          -0-          -0-        (.02)
                                            ------------------------------------------------------------------------------
Total dividends and distributions .......           (.60)       (1.21)       (1.14)       (1.17)       (1.20)       (1.25)
                                            ------------------------------------------------------------------------------
Net asset value, end of period ..........   $      11.86     $  11.71     $  11.64     $  13.49     $  13.46     $  12.74
                                            =============================================================================
Market value, end of period .............   $      12.95     $  12.56     $  11.69     $  14.06     $  14.12     $  12.38
                                            =============================================================================
Total Investment Return
Total investment return based on:(a)
  Market value ..........................           6.80%       16.16%      (11.14)%       6.19%       22.34%       10.82%
  Net asset value .......................           4.94%        8.74%       (7.76)%       6.89%       13.24%        8.74%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .......................   $    219,207     $217,142     $215,850     $234,995     $233,641     $224,888
Ratio of expenses to average
  net assets:(b)
  Based on Common Stock .................           1.53%(c)     1.61%        1.45%        1.45%        1.55%        1.56%
  Based on Common and
  Preferred Stocks ......................            .90%(c)      .93%         .88%         .89%         .94%         .93%
Ratio of net investment income
  to average net assets:(b)
  Based on Common Stock .................           9.76%(c)     9.92%        8.54%        8.58%        9.35%        9.49%
  Based on Common and
  Preferred Stocks ......................           5.75%(c)     5.72%        5.21%        5.30%        5.64%        5.64%
Portfolio turnover rate .................             45%         360%         292%          60%          90%         178%

See footnote summary on page 19


--------------------------------------------------------------------------------
18 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(b) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.

(c)   Annualized.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 19

---------------------------------
SUMMARY OF ADDITIONAL INFORMATION
---------------------------------

SUMMARY OF GENERAL
INFORMATION

Supplemental Proxy Information

The Annual Meeting of the Shareholders of ACM Municipal Securities Income Fund, Inc. was held on Thursday, March 8, 2001. The description of each proposal and number of shares at the meeting are as follows:

                                                                        Abstain/
                                                                       Authority
                                                        Voted For       Withheld
================================================================================
1. To elect directors:      Class Three Directors
                            (term expires in 2004)
                            John H. Dobkin             10,219,819        120,353
                            Clifford L. Michel         10,227,518        112,655
                            Donald J. Robinson         10,223,652        229,042

2. To elect one director
   of ACM Municipal
   Securities Income
   Fund, Inc. preferred
   stockholders for a
   term of one year and
   until his successor
   is duly elected and
   qualifies.               Dr. James Hester                3,377              0

                                                                        Abstain/
                                                            Voted      Authority
                                              Voted For   Against       Withheld
================================================================================
3. To ratify the selection of Ernst & Young  10,219,606    38,478         82,089
   LLP as the Fund's independent auditors
   for the fiscal year ending October 31,
   2001.


--------------------------------------------------------------------------------
20 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 21

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
22 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator

Prudential Investments Fund
Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Common Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

The Bank of New York
100 Church Street
New York, NY 10286

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1)   Member of the Audit Committee


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 23

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
24 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 25

ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, NY 10105

ALLIANCE CAPITAL [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MSISR401